EXHIBIT 99.1
SCHEDULE OF INVESTORS
The Securities Purchase Agreement referenced in Exhibit 10.1 and the Registration Rights Agreement referenced in Exhibit 10.2 were executed by Capital Research and Management Company on behalf of SMALLCAP World Fund, Inc. and American Funds Insurance Series, Global Small Capitalization Fund. The shares are to be issued in the names of the nominees set forth below.

Name of Shareholder	Number of Shares
Clipperbay & Co.	3,749,999
(nominee for SMALLCAP World Fund, Inc.)
Piping & Co.	1,250,000
(nominee for American Funds Insurance Series, Global Small Capitalization Fund)